UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) - February 7, 1997


                      HEALTH FITNESS PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                  0-25064                      41-1580506
(State or other Jurisdiction    (Commission File               (IRS Employer
      of incorporation)              Number)                Identification No.)




                              3500 West 80th Street
                                    Suite 130
                              Minneapolis, MN 55431
              (Address of principal executive offices and zip code)



                                 (612) 831-6830
              (Registrant's telephone number, including area code)

The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated February 7, 1997 as set forth below:

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired. The following financial statements of the business acquired are included at the following pages (following the signature page) of this Current Report on Form 8-K:

                                                                        Page #
      Financial Statements of Isernhagen & Associates, Inc.:
         -  Independent Auditors' Report dated March 27, 1997..............5
         -  Balance Sheet dated December 31, 1996..........................6
         -  Statement of Income for year ended December 31, 1996...........7
         -  Statement of Changes in Retained Earnings for year
            ended December 31,1996.........................................8
         -  Statement of Cash Flows for year ended December 31, 1996...... 9
         -  Notes to Financial Statements..............................10-11

     Financial Statements of Isernhagen, Ltd.:
         -  Independent Auditors' Report dated March 27, 1997.............12
         -  Balance Sheet dated December 31, 1996.........................13
         -  Statement of Income and Retained Earnings for year ended
            December 31, 1996.............................................14
         -  Statement of Cash Flows for year ended December 31, 1996......15
         -  Notes to Financial Statements.................................16

         (b) Pro forma financial information. The following pro forma financial information is included at the following pages (following the signature page) of this Current Report on Form 8-K:

         -  Description of Transaction and Assumptions ................17-18
         -  Pro Forma Balance Sheet dated December 31, 1996...............19
         -  Pro Forma Income Statement for year ended
            December 31, 1996 ............................................20
         -  Notes to Pro Forma Financial Statements ...................21-22

         (c)      Exhibits.

                *2.1 Agreement of Purchase and Sale dated February 7, 1997 by and between Isernhagen & Associates, Inc. and Health Fitness Rehab, Inc.. Upon request of the Commission, the Registrant agrees to furnish a copy of any of the following exhibits and schedules to the Agreement and Purchase and Sale:

                         Exhibit A  - Bill of Sale
                         Exhibit B  - Furniture and Equipment
                         Exhibit C - Assignment and Assumption Agreement Exhibit D - Consent to Use Name

                         Exhibit E   - Convertible Subordinated Promissory Note
                         Exhibit F   - Earn-Out Payments
                         Exhibit G   - Permits, Certificates, Etc.
                         Exhibit H   - Financial Statements
                         Exhibit I   - Real Estate Lease
                         Exhibit J   - Contracts, Agreements, Licenses, Etc.
                         Exhibit K   - Employment Agreements
                         Exhibit L   - List of Employees
                         Exhibit M   - Employee Benefit Plans
                         Exhibit N   - Patents, Trademarks, Etc.
                         Exhibit O   - Litigation; Disputes
                         Exhibit P   - Location of Business and Assets
                         Exhibit Q   - Registration Agreement
                         Schedule I  - Allocation of Purchase Price
                         Schedule II - Calculation of Contingent Stock

                *2.2 Agreement of Purchase and Sale dated February 7, 1997 by and between Isernhagen Ltd. and Health Fitness Rehab, Inc.. Upon request of the Commission, the Registrant agrees to furnish a copy of any of the following exhibits and schedules to the Agreement and Purchase and Sale:

                         Exhibit A   - Bill of Sale
                         Exhibit B   - Consent to Use Name
                         Exhibit C   - Convertible Subordinated Promissory Note
                         Exhibit D   - Earn-Out Payments
                         Exhibit E   - Permits, Certificates, Etc.
                         Exhibit F   - Financial Statements
                         Exhibit G   - Contracts, Agreements, Licenses, Etc.
                         Exhibit H   - Compensation Agreements
                         Exhibit I   - List of Employees
                         Exhibit J   - Employee Benefit Plans
                         Exhibit K   - Patents, Trademarks, Etc.
                         Exhibit L   - Litigation
                         Exhibit M   - Location of Business and Assets
                         Exhibit N   - Registration Agreement
                         Schedule I  - Allocation of Purchase Price
                         Schedule II - Calculation of Contingent Stock

                23.1     Consent of Independent Certified Public Accountant

         -------------
         *  Included in original Current Report on Form 8-K

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


DATED:  April 23, 1997                  HEALTH FITNESS PHYSICAL THERAPY, INC.
                                        (Registrant)



                                        By: /s/ Don P. Cochran
                                        Don P. Cochran, Chief Financial Officer

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
   of Health Fitness Physical Therapy, Inc.
Minneapolis, Minnesota


We have audited the accompanying balance sheet of Isernhagen and Associates, Inc. as of December 31, 1996, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Isernhagen and Associates, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                           VIRCHOW, KRAUSE & COMPANY, LLP
                                           /s/ Virchow, Krause & Company, LLP

Minneapolis, Minnesota
March 27, 1997

                         ISERNHAGEN AND ASSOCIATES, INC.

                                  BALANCE SHEET
                                December 31, 1996

------------------------------------------------------------------------------


                                     ASSETS

                                                                        1996
                                                                        ----
CURRENT ASSETS
    Cash                                                              $ 255,426
    Accounts receivable                                                  36,639
    Inventories                                                          13,492
                                                                      ---------
          Total Current Assets                                          305,557
                                                                      =========

PROPERTY AND EQUIPMENT - At Cost
    Office equipment                                                     69,471
    Furniture and fixtures                                               23,568
                                                                      ---------
                                                                         93,039
    Less accumulated depreciation                                       (89,295)
                                                                      ---------
          Total Property and Equipment                                    3,744
                                                                      ---------

                    TOTAL ASSETS                                      $ 309,301
                                                                      =========


                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
    Accounts payable                                                  $  25,029
    Accrued payroll, taxes and benefits                                  41,128
    Deferred revenue                                                     18,100
                                                                      ---------
          Total Current Liabilities                                      84,257
                                                                      ---------

STOCKHOLDER'S EQUITY
    Common stock - no par value; 250,000 shares authorized;
       1,000 shares issued and outstanding                                1,000
    Additional paid-in capital                                            8,672
    Retained earnings                                                   215,372
                                                                      ---------
          Total Stockholder's Equity                                    225,044
                                                                      ---------

               TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY             $ 309,301
                                                                      =========



                 See accompanying notes to financial statements.

                         ISERNHAGEN AND ASSOCIATES, INC.

                               STATEMENT OF INCOME
                          Year Ended December 31, 1996

------------------------------------------------------------------------------


                                                                         1996
                                                                         ----
REVENUES
    Sales of instructional materials                                  $  795,980
    Consulting and fee income                                            481,256
                                                                      ----------
          Total Revenues                                               1,277,236
                                                                      ----------

COSTS OF REVENUES
    Costs of sales                                                       144,841
    Costs of consulting and fee income                                   251,340
                                                                      ----------
       Total Costs of Revenues                                           396,181
                                                                      ----------

               Total Gross Profit                                        881,055
                                                                      ----------

OPERATING EXPENSES
    Salaries, wages and employee benefits                                406,743
    Sales and promotional                                                 64,086
    Travel                                                                63,321
    Occupancy                                                             22,066
    General and administrative                                            93,472
                                                                      ----------
       Total Operating Expenses                                          649,688
                                                                      ----------

               OPERATING INCOME                                          231,367

OTHER INCOME
    Interest income                                                        4,778
                                                                      ----------

               NET INCOME                                             $  236,145
                                                                      ==========



                 See accompanying notes to financial statements.

                         ISERNHAGEN AND ASSOCIATES, INC.

                    STATEMENT OF CHANGES IN RETAINED EARNINGS
                          Year Ended December 31, 1996

-------------------------------------------------------------------------------
BALANCE - DECEMBER 31, 1995 -
   INCOME TAX BASIS                                                   $ 210,888

   Adjustments to reconcile retained earnings on the income tax basis to generally accepted accounting principles basis:

       Accrued payroll, related taxes and withholdings                  (13,659)

       Accrued liability for compensated absences                       (12,198)

       Deferred revenue                                                 (19,250)
                                                                      ----------

RETAINED EARNINGS AT DECEMBER 31, 1995 -
   AS RESTATED                                                          165,781

   Net income for the year                                              236,145

   Distributions to stockholder                                        (186,554)
                                                                      ----------

RETAINED EARNINGS AT DECEMBER 31, 1996                                $ 215,372
                                                                      ==========



                 See accompanying notes to financial statements.

                         ISERNHAGEN AND ASSOCIATES, INC.

                             STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1996

--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                         $ 236,145
   Adjustments to reconcile net income to net
      cash used for operating activities:
         Depreciation                                                    19,053

         Changes in operating assets and liabilities
            Decrease in accounts receivable                                 159
            Decrease in inventories                                       6,809
            Increase in accounts payable                                 12,007
            (Decrease) in deferred revenue                               (1,150)
            Increase in accrued payroll, taxes and benefits              12,024
                                                                      ---------
               Net Cash Provided by Operating Activities                285,047
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of office equipment, furniture and fixtures                 (21,965)
                                                                      ---------
      Net Cash Used for Investing Activities                            (21,965)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Distributions to stockholder                                        (134,316)
                                                                      ---------
      Net Cash Used for Financing Activities                           (134,316)
                                                                      ---------

CASH - Beginning of Year                                                126,660
                                                                      ---------

   CASH - END OF YEAR                                                 $ 255,426
                                                                      =========

Supplemental disclosure of cash flow information
   Loan receivable applied as distribution to stockholder             $  52,238
                                                                      =========

                 See accompanying notes to financial statements.

                          ISERNHAGEN & ASSOCIATES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996

-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------


Isernhagen and Associates, Inc. is a consulting company dedicated to the prevention and management of work injuries. The Company provides this service through consultation, seminars, and the sales of related literature. A summary of the Company's significant accounting policies follows.

      Basis of Accounting - The 1995 financial statements were prepared on the accrual basis and reflect the accounting principles used for federal income tax purposes. The 1996 financial statements are prepared on the accrual basis and reflect generally accepted accounting principles. Adjustments to reflect the application of generally accepted accounting principles as of December 31, 1995 have been reflected in the financial statements as restatement of retained earnings.

      Accounts Receivable - The Company considers accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required. If accounts become uncollectible, they will be charged to operations when that determination is made.

      Inventories - Inventories consist of booklets, audio and video tapes, and related printed literature. Inventories are stated at the lower of cost or market value with cost determined using the first-in, first-out method.

      Property and  Equipment  - Property  and  equipment  are  carried at cost.
        Depreciation expense is provided primarily using accelerated methods over the estimated useful lives of the assets.

      Income Tax - The Company has elected to be taxed as an S Corporation under the Internal Revenue Code and related state statutes. Accordingly, the stockholder is subject to federal and state income taxes on her proportionate share of net income.

      Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
NOTE 2 - EMPLOYEE RETIREMENT PLAN
-------------------------------------------------------------------------------

The Company has a 401(k) profit sharing plan for eligible employees. To become eligible to participate in the plan, employees are required to complete a minimum number of hours of service during a specified period. The Company contributes to the plan matching amounts determined annually at its discretion. Matching contributions for 1996 were $3,252.

-------------------------------------------------------------------------------
NOTE 3 - LEASING ARRANGEMENTS
-------------------------------------------------------------------------------

The Company occupies office space under an operating lease expiring June 1997 which requires lease payments of $825 monthly. Additional space is leased from Isernhagen Clinics, Inc., a related corporation, on a month-to-month basis at $754 monthly. Office space is shared with Isernhagen, LTD, another related entity, which was charged rent of $1,893 during 1996.

                          ISERNHAGEN & ASSOCIATES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996

-------------------------------------------------------------------------------
NOTE 4 - CONCENTRATION OF CREDIT RISK
-------------------------------------------------------------------------------

At December 31, 1996 the Company had demand deposits on hand in a reputable local financial institution which exceeded federally insured limits.

-------------------------------------------------------------------------------
NOTE 5 - SUBSEQUENT EVENT
-------------------------------------------------------------------------------

On February 7, 1997, the Company sold its net assets to Health Fitness Physical Therapy, Inc. for cash and other consideration.

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
   of Health Fitness Physical Therapy, Inc.
Minneapolis, Minnesota


We have audited the accompanying balance sheet of Isernhagen, LTD. as of December 31, 1996, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Isernhagen, LTD. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                            VIRCHOW, KRAUSE & COMPANY, LLP
                                            /s/ Virchow, Krause & Company, LLP

Minneapolis, Minnesota
March 27, 1997

                                ISERNHAGEN, LTD.

                                  BALANCE SHEET
                                December 31, 1996

-------------------------------------------------------------------------------


                                     ASSETS

                                                                          1996
                                                                          ----
CURRENT ASSETS
    Cash                                                                $ 79,750
    Accounts receivable                                                   31,075
                                                                        --------
          Total Current Assets                                           110,825
                                                                        --------

OTHER ASSETS
    Organizational cost, net of amortization                                  21
                                                                        --------

                    TOTAL ASSETS                                        $110,846
                                                                        ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable                                                    $    951
    Accrued payroll, taxes and benefits                                    3,443
                                                                        --------
          Total Current Liabilities                                        4,394
                                                                        --------

STOCKHOLDERS' EQUITY
    Common stock - par value $.01; 5,000,000 shares authorized;
       600,000 shares issued and outstanding                               6,000
    Retained earnings                                                    100,452
                                                                        --------
          Total Stockholders' Equity                                     106,452
                                                                        --------

               TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $110,846
                                                                        ========

                 See accompanying notes to financial statements.

                                ISERNHAGEN, LTD.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                          Year Ended December 31, 1996

-------------------------------------------------------------------------------



                                                                         1996
                                                                         ----
REVENUES
    Consulting and fee income                                         $ 199,250
    Cost of consulting and fee income                                    51,805
                                                                       --------
          Net Consulting and Fee Income                                 147,445
                                                                       --------

OPERATING EXPENSES
    Salaries, wages and employee benefits                                 9,924
    Sales and promotional                                                   686
    Travel                                                                3,620

    Occupancy                                                             2,537

    General and administrative                                            9,572
                                                                       --------
       Total Operating Expenses                                          26,339
                                                                       --------

               OPERATING INCOME                                         121,106

OTHER INCOME
    Interest income                                                       1,646
                                                                       --------

               NET INCOME                                               122,752

RETAINED EARNINGS - Beginning of Year                                    13,796

       Distributions to Stockholders                                    (36,096)
                                                                       --------

    RETAINED EARNINGS - END OF YEAR                                   $ 100,452
                                                                      =========



                 See accompanying notes to financial statements.

                                ISERNHAGEN, LTD.

                             STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1996

-------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                         $ 122,752
   Adjustments to reconcile net income to net cash used for operating activities:

         Amortization                                                       247

         Changes in operating assets and liabilities
            Increase in accounts receivable                             (31,075)
            Increase in accounts payable                                    951
            Increase in accrued payroll, taxes and benefits               3,443
                                                                       --------
               Net Cash Provided by Operating Activities                 96,318

CASH FLOWS FROM FINANCING ACTIVITIES
   Distributions to stockholders                                        (36,096)
                                                                       --------

      Net Cash Used for Financing Activities                            (36,096)
                                                                       --------

CASH - Beginning of Year                                                 19,528
                                                                       --------

   CASH - END OF YEAR                                                 $  79,750
                                                                       ========


                 See accompanying notes to financial statements.

                                ISERNHAGEN, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996

-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------


Isernhagen, LTD. provides consulting services related to the prevention and management of work injuries.

      Accounts Receivable - The Company considers accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required. If accounts become uncollectible, they will be charged to operations when that determination is made.

      Income Tax - The Company has elected to be taxed as an S Corporation under the Internal Revenue Code and related state statutes. Accordingly, the stockholders are subject to federal and state income taxes on their proportionate share of net income.

      Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts. Actual results could differ from those estimates.

      Concentrations - Approximately 89% of the Company's sales and 98% of its receivables resulted from transactions with two customers in 1996.

-------------------------------------------------------------------------------
NOTE 2 - RELATED PARTY TRANSACTIONS
-------------------------------------------------------------------------------

The Company is charged office rent from Isernhagen & Associates, Inc., a related company. The amount of rent paid to Isernhagen & Associates, Inc. during 1996 was $1,893.

-------------------------------------------------------------------------------
NOTE 3 - SUBSEQUENT EVENTS
-------------------------------------------------------------------------------

On February 7, 1997, the company sold its net assets to Health Fitness Physical Therapy, Inc. for cash and other consideration.

                      HEALTH FITNESS PHYSICAL THERAPY, INC.

--------------------------------------------------------------------------------


Description of transaction: On February 7, 1997, the Company completed the acquisition of certain assets and assumed certain liabilities of two related and closely-held companies: Isernhagen & Associates, Inc. and Isernhagen, LTD. (Isernhagen). Isernhagen, Minnesota-based companies, provide comprehensive programs and services to professionals who work in industrial rehabilitation and work-injury services. The purchase agreement contained a noncompete provision which covers a period of five years and prohibits the former owners from directly or indirectly competing with the Company. In connection with the acquisition, assets purchased, liabilities assumed, notes issued and consideration paid were as follows:

Assets Acquired
   Accounts receivable                                                $   67,714
   Inventories                                                            13,492
   Property                                                                3,744
   Noncompete agreements                                                 120,000
   Excess of purchase price over net assets acquired                   1,133,701
                                                                      ----------
                                                                       1,338,651
                                                                      ----------
Liabilities Assumed
   Accounts payable                                                       25,980
   Accrued salaries, wages and payroll taxes                              44,571
   Deferred revenue                                                       18,100
                                                                      ----------
                                                                          88,651
                                                                      ----------

Notes Issued                                                             250,000
                                                                      ----------

Cash Consideration Paid                                               $1,000,000
                                                                      ==========

The Company also agreed to issue common stock with a value of $500,000 on February 7, 1999, provided the former owners of Isernhagen are employed by the Company on that date.

The notes issued are convertible, subordinated promissory notes, bear interest at 8% and are due May 7, 1998, unless converted earlier. The convertible, subordinated promissory notes and accrued interest are convertible at the option of the holders after August 6, 1997, at a conversion price of the lesser of 85% of the average bid price per share of the Company's common stock over the immediately preceding ten days or $4.00 per share.

The purchase agreement requires the Company to make annual cash payments of 50% of net income from operations in excess of 25% of revenues, as defined, for each of the five fiscal years ending February 28, 1998 through 2002.

The purchase agreement also required the Company to enter into employment agreements with certain key employees of Isernhagen for a term of five years. These agreements provide for minimum aggregate annual salaries of $195,000.

The Company also granted stock options to purchase up to 70,000 shares of the Company's common stock at $4.00 per share in connection with the employment agreements.

This acquisition has been accounted for using the purchase method of accounting, and the excess of purchase price over net assets acquired is being amortized over 15 years using the straight-line method.

The  following  pro  forma  financial  statements  are  based  upon the  audited
financial  statements  of  the  Company,   Isernhagen  &  Associates,  Inc.  and
Isernhagen, LTD., as of December 31, 1996 and for the year then ended.

                      HEALTH FITNESS PHYSICAL THERAPY, INC.

-------------------------------------------------------------------------------

Significant assumptions in developing the pro forma financial statements include:

    1. Noncompete agreements with the former owners of Isernhagen are being amortized over five years using the straight-line method.

    2. The excess of the purchase price over net assets acquired is being amortized over 15 years using the straight-line method.

    3. The pro forma financial statements reflect the minimum aggregate annual salaries of certain key employees of Isernhagen totaling $195,000.

    4. Accrued vacation pay for Isernhagen employees remains intact and is reflected in the combined pro forma financial statements. Accrued sick pay for Isernhagen employees was not assumed and, therefore, is not reflected in the pro forma financial statements.

    5. Earn-out payments, defined above, are based upon a December 31 fiscal year for 1996 through 2001. For the year ended December 31, 1996, no earn-out payment was due.

    6. Interest on the convertible, subordinated notes was accrued for six months. Interest on funds borrowed to finance the acquisition was accrued for the entire year.

    7. The convertible, subordinated notes were converted July 1, 1997 at a price of $2.39 per share.

    8. The Company has assumed that stock options to purchase up to 70,000 shares of the Company's common stock at $4.00 per share issued in connection with the employment agreements were not exercised. Pro forma earnings per share data is based on the weighted average number of shares outstanding during 1996 to give effect had the options been exercised January 1, 1996.

    9. The weighted average number of common and common equivalent shares for the year ended December 31, 1996 includes 166,667 contingent shares assumed to be issued to the sellers of Isernhagen. The Company is obligated to issue the contingent shares to the sellers of Isernhagen on February 7, 1999 so that the value of the common stock issued on February 7, 1999 equals $500,000, provided the sellers are employed by the Company on that date. Options and warrants were not included as common stock equivalents for the year ended December 31, 1996 due to their antidilutive effect.

    10. The Company's provision for income taxes was adjusted to reflect the income of Isernhagen and other pro forma adjustments.

    11. The former owners of Isernhagen were employed by the Company as of and for the year ended December 31, 1996.


The Company does not feel there are any significant uncertainties about the assumptions used to develop the pro forma financial statements.

The following pro forma financial statements should be read in conjunction with the historical financial statements used in preparing the pro forma financial statements.

The following unaudited pro forma condensed financial statements reflect the combined operations of the Company and Isernhagen during the year ended December 31, 1996, as if the acquisition had occurred January 1, 1996. The unaudited pro forma condensed financial statements may not necessarily reflect the actual operations of the Company which would have resulted had the acquisition occurred as of the date presented. The unaudited pro forma information is not necessarily indicative of future results of operations for the combined companies.

                      HEALTH FITNESS PHYSICAL THERAPY, INC.

                             Pro Forma Balance Sheet
                                December 31, 1996

-------------------------------------------------------------------------------

                                                        Health
                                                        Fitness
                                                       Physical                       Total           Pro            Pro
                                                       Therapy,                      Before          Forma          Forma
                                                         Inc.      Isernhagen      Adjustments    Adjustments     Combined

                                                        ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                         $335,176   $    335,176    ($  335,176)
   Trade accounts receivable, less allowance
     for doubtful accounts                         $  4,656,876        67,714      4,724,590                   $  4,724,590
   Inventories                                          454,254        13,492        467,746                        467,746
   Prepaid expenses and other                           433,413                      433,413                        433,413
                                                    -----------   -----------    -----------   -------------    -----------
       Total Current Assets                           5,544,543       416,382      5,960,925       (335,176)      5,625,749

PROPERTY, Net                                         2,185,335         3,744      2,189,079                      2,189,079

OTHER ASSETS
   Goodwill, less accumulated amortization            9,376,367                    9,376,367      1,058,121      10,434,488
   Noncompete agreement, less accumulated
     amortization                                       346,976                      346,976         96,000         442,976
   Trade accounts receivable not expected to
     be collected within one year, less
     allowance for doubtful accounts                    640,000                      640,000                        640,000
   Other                                                 85,676            21         85,697           (21)          85,676
                                                   ------------   ------------    ----------     ----------      ----------

         TOTAL ASSETS                               $18,178,897      $420,147    $18,599,044      $  818,924    $19,417,968
                                                   ============   ===========     ==========     ===========     ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Checks written in excess of bank balances      $      94,643                $      94,643     $    55,936   $    150,579
   Notes payable                                      2,090,000                    2,090,000       1,000,000      3,090,000
   Trade accounts payable                             1,662,077     $  25,980      1,688,057                      1,688,057
   Accrued salaries, wages, and payroll taxes         1,302,770        44,571      1,347,341         (10,000)     1,337,341
   Other accrued liabilities                            622,182                      622,182         147,700        769,882
   Current portion of long-term debt                    281,278                      281,278                        281,278
   Deferred revenue                                   1,577,186        18,100      1,595,286                      1,595,286
                                                    -----------   -----------    -----------     -----------    -----------
       Total Current Liabilities                      7,630,136        88,651      7,718,787       1,193,636      8,912,423
                                                    -----------   -----------    -----------     -----------    -----------

LONG-TERM DEBT, Less Current Portion                    576,490                      576,490                        576,490
                                                    -----------   -----------    -----------     -----------    -----------

DEFERRED LEASE OBLIGATION                                80,183                       80,183                         80,183
                                                   ------------   -----------    -----------     -----------   ------------

STOCKHOLDERS' EQUITY
   Common stock                                          71,733         7,000         78,733          (5,912)        72,821
   Additional paid-in capital                        11,693,617         8,672     11,702,289         296,632     11,998,921
   Retained earnings (accumulated deficit)           (1,795,689)      315,824     (1,479,865)       (665,432)    (2,145,297)
                                                    -----------    ----------    ------------    -----------    -----------
                                                      9,969,661       331,496     10,301,157        (374,712)     9,926,445
   Stockholder notes and interest receivable            (77,573)                     (77,573)                       (77,573)
                                                    -----------   -----------    -------------   -----------    -----------
                                                      9,892,088       331,496     10,223,584        (374,712)     9,848,872
                                                    -----------   -----------    -----------     -----------    -----------

         TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                    $18,178,897      $420,147    $18,599,044      $  818,924    $19,417,968
                                                    ===========   ===========    ===========      ==========    ===========

            See accompanying notes to pro forma financial statements.

                      HEALTH FITNESS PHYSICAL THERAPY, INC.

                           Pro Forma Income Statement
                                December 31, 1996

-------------------------------------------------------------------------------

                                                      Health
                                                      Fitness
                                                     Physical                        Total            Pro            Pro
                                                     Therapy,                       Before           Forma          Forma
                                                       Inc.        Isernhagen     Adjustments     Adjustments     Combined
REVENUES
   Preventative healthcare                          $21,789,983    $  680,506    $22,470,489                    $22,470,489
   Rehabilitative healthcare                          6,724,361                    6,724,361                      6,724,361
   Sales of materials                                                 795,980        795,980                        795,980
                                                    -----------     ---------    -----------     -----------    -----------
                                                     28,514,344     1,476,486     29,990,830                     29,990,830
                                                    -----------     ---------     ----------     -----------     ----------

COSTS OF REVENUES
   Salaries                                          15,686,183                   15,686,183       $  14,487     15,700,670
   Equipment                                          4,414,273                    4,414,273                      4,414,273
   Support                                            1,386,472       303,145      1,689,617                      1,689,617
   Occupancy                                          1,326,961                    1,326,961                      1,326,961
   Cost of sales                                                      144,841        144,841                        144,841
                                                     ----------     ---------    -----------     -----------    -----------
                                                     22,813,889       447,986     23,261,875          14,487     23,276,362
                                                     ----------     ---------     ----------     -----------     ----------
     Gross Profit                                     5,700,455     1,028,500      6,728,955        (14,487)      6,714,468

OPERATING EXPENSES
   Salaries                                           1,749,498       416,667      2,166,165          73,341      2,239,506
   Selling, general and administrative                2,679,227       259,360      2,938,587         109,280      3,047,867
                                                     ----------     ---------     -----------    -----------    -----------
                                                      4,428,725       676,027      5,104,752         182,621      5,287,373
                                                     ----------     ---------    -----------     -----------    -----------
                                                      1,271,730       352,473      1,624,203       (197,108)      1,427,095

INTEREST INCOME                                          26,272         6,424         32,696                         32,696

INTEREST EXPENSE                                      (292,421)                    (292,421)       (152,500)       (444,921)
                                                   -----------     ----------   -----------      ----------     -----------

     NET INCOME                                    $ 1,005,581     $  358,897   $  1,364,478      ($349,608)   $  1,014,870
                                                   ===========     ==========    ===========     ==========     ===========

NET INCOME PER COMMON AND
   COMMON EQUIVALENT SHARES                              $0.14                                                        $0.14
                                                          ====                                                         ====

WEIGHTED AVERAGE COMMON AND
   COMMON EQUIVALENT SHARES
   OUTSTANDING                                       7,155,800                                                    7,376,995
                                                     =========                                                    =========



            See accompanying notes to pro forma financial statements.

                      HEALTH FITNESS PHYSICAL THERAPY, INC.

-------------------------------------------------------------------------------
NOTES TO PRO FORMA FINANCIAL STATEMENTS

Note 1 - Cash and cash equivalents of Isernhagen were retained by the sellers. The Company has not assigned a value to the unamortized amount of intangible assets of Isernhagen.

Note 2 - Pro forma adjustments related to noncompete agreements are:

              Value assigned                                        $   120,000
              Amortization                                              (24,000)
                                                                    -----------
                                                                    $    96,000
                                                                    ===========

Note 3 -      Pro forma adjustments related to goodwill are:

              Value assigned                                        $ 1,133,701
              Amortization                                              (75,580)
                                                                    -----------
                                                                    $ 1,058,121
                                                                    ===========

Note 4 - Checks written in excess of bank balances was adjusted by $55,936 to reflect an increase in minimum salaries paid to certain key employees of Isernhagen and related payroll taxes.

Note 5 - Pro forma adjustments relating to notes payable are:

              Funds borrowed to finance acquisition                 $ 1,000,000
              Convertible, subordinated notes issued                    250,000
              Conversion of convertible, subordinated notes            (250,000)
                                                                    -----------
                                                                    $ 1,000,000
                                                                    ===========

Note 6 - Pro forma adjustments relating to accrued salaries, wages and payroll taxes are:

              Recognition of accrued salaries                       $     2,507
              Adjustment of accrued sick pay                            (12,507)
                                                                    -----------
                                                                    $   (10,000)
                                                                    ===========

Note 7 -   Pro forma adjustments relating to other accrued liabilities are:

              Accrue interest on convertible, subordinated notes    $    10,000
              Conversion of accrued interest to equity                  (10,000)
              Accrued interest on funds borrowed to finance
                acquisition                                             142,500
              Adjust income tax provision for Isernhagen earnings
                and other pro forma adjustments                           5,200
                                                                    -----------
                                                                     $  147,700
                                                                    ===========

Note 8 -   Pro forma adjustments relating to common stock are:
              Eliminate common stock of Isernhagen                 ($     7,000)
              Conversion of convertible, subordinated noted               1,088
                                                                     ----------
                                                                   ($     5,912)
                                                                    ===========

Note 9 -   Pro forma adjustments relating to additional paid-in capital are:

              Eliminate additional paid-in capital of Isernhagen   ($     8,672)
              Additional paid-in capital from conversion of
                convertible, subordinated notes                         305,304
                                                                    -----------
                                                                     $  296,632
                                                                    ===========

                      HEALTH FITNESS PHYSICAL THERAPY, INC.

-------------------------------------------------------------------------------

Note 10 - Pro forma adjustments relating to salaries are:

              Adjustment of salaries of certain key Isernhagen
                employees to aggregate minimum                      $    53,493
              Adjustment of accrued sick pay                            (12,507)
              Recognition of stock-based compensation related
                to conversion of notes and interest                      46,392
                                                                    -----------
                                                                    $    87,828
                                                                    ===========

              The above  adjustments  relating to salaries are
                reflected in the pro forma income statement as:

              Costs of revenues - salaries                          $    14,487
              Operating expenses - salaries                              73,341
                                                                     ----------
                                                                    $    87,828
                                                                    ===========

Note 11 -  Pro forma adjustments relating to selling, general and administrative expenses are:

              Amortization of noncompete agreements                  $   24,000
              Amortization of goodwill                                   75,580
              Accrue payroll taxes related to salary adjustments          4,500
              Adjustment of provision for income taxes                    5,200
                                                                     ----------
                                                                     $  109,280
                                                                    ===========